Exhibit 10.29

OMNIBUS FIRST AMENDMENT TO MEZZANINE LOAN DOCUMENTS

THIS OMNIBUS FIRST AMENDMENT TO MEZZANINE LOAN DOCU-MENTS, dated as of November 10, 2003 (this Amendment), is made by and among GLOBAL MARSH MEMBER, LLC and GLOBAL MARSH LIMITED PARTNER, LLC, each a Delaware limited liability company (collectively, Mezzanine Borrower), each having an office at c/o Global Innovation Partners, LLC, 2730 Sand Hill Road, Suite 280, Menlo Park, California 94025, GLOBAL INNOVATION PARTNERS, LLC, a Delaware limited liability company (Guarantor), having an office at 2730 Sand Hill Road, Suite 280, Menlo Park, California 94025, and GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation (Mezzanine Lender), having an address at 60 Wall Street, New York, New York 10005.

WHEREAS, pursuant to that certain Mezzanine Loan and Security Agreement, dated as of August 18, 2003 (the Mezzanine Loan Agreement), by and among Mezzanine Borrower and Mezzanine Lender, Mezzanine Lender agreed to provide a loan (the Mezzanine Loan) to Mezzanine Borrower in the principal amount of $22,000,000, which Mezzanine Loan is evidenced by that certain Mezzanine Note, dated as of August 18, 2003 (the Mezzanine Note), made by Mezzanine Borrower in favor of Mezzanine Lender;

WHEREAS, the Mezzanine Loan is secured by, among other things, that certain (a) Pledge and Security Agreement, dated as of August 18, 2003 (the Pledge Agreement), by and among Mezzanine Borrower, General Partner and Mezzanine Lender; (b) Guaranty of Recourse Obligations (Mezzanine), dated as of August 18, 2003 (the Guaranty), by Guarantor for the benefit of Mezzanine Lender; and (c) that Environmental Indemnity (Mezzanine), dated as August 18, 2003 (the Environmental Indemnity), by Guarantor for the benefit of Mezzanine Lender (the Mezzanine Loan Agreement, the Pledge Agreement, the Guaranty and the Environmental Indemnity are hereinafter collectively referred to as the Loan Documents);

WHEREAS, Mezzanine Borrower and Mezzanine Lender have amended the terms of the Mezzanine Note, pursuant to that certain First Amendment to Mezzanine Note, dated as of the date hereof (the First Amendment to Mezzanine Note); and

WHEREAS, Mezzanine Borrower, Guarantor, and Mezzanine Lender desire to amend the Loan Documents to reflect the First Amendment to Mezzanine Note.

NOW THEREFORE, in consideration of Ten Dollars ($10.00) paid in hand, the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mezzanine Borrower, Guarantor, and Mezzanine Lender agree to amend the Mezzanine Loan Documents as follows:

1. Definitions. Capitalized terms used in this Amendment and not defined herein shall have the meaning provided in the Mezzanine Loan Agreement.

2. Document References. All references in each of the Loan Documents to the Mezzanine Note shall be deemed to be a reference to the Mezzanine Note as amended by the First Amendment to Mezzanine Note. All references to any Loan Documents in any of the Loan Documents shall be deemed to be a reference to such Loan Document as amended by this Amendment.

3. Full Force and Effect. Except as amended by this Amendment, each of the Loan Documents shall continue to remain in full force and effect.

4. Headings. Each of the captions contained in this Amendment are for the convenience of reference only and shall not define or limit the provisions hereof.

5. Governing Law. This Amendment shall be governed by the laws of the State of New York, without regard to choice of law rules.

6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one binding agreement.

7. Severability. The provisions of this Amendment are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, and not any other clause or provision of this Amendment.

2

IN WITNESS WHEREOF, the parties hereto have entered into this Amendment on the date first written above.

MEZZANINE BORROWER:

GLOBAL MARSH MEMBER, LLC,
a Delaware limited liability company

By:	Global Innovation Partners, LLC,
a Delaware limited liability company,
its member

	By:	Global Innovation Manager, LLC,
a Delaware limited liability company,
its manager

		By:	/s/
		Name:	Michael F. Foust
		Title:	Authorized Signatory

GLOBAL MARSH LIMITED PARTNER, LLC,
a Delaware limited liability company

By:	Global Marsh Member, LLC,
a Delaware limited liability company,
its member

	By:	Global Innovation Partners, LLC,
a Delaware limited liability company,
its member

		By:	Global Innovation Manager, LLC,
a Delaware limited liability company,
its manager

			By:	/s/
			Name:	Michael F. Foust
			Title:	Authorized Signatory

GUARANTOR:

GLOBAL INNOVATION PARTNERS, LLC,
a Delaware limited liability company

By:	Global Innovation Manager, LLC,
a Delaware limited liability company,
its manager

	By:	/s/
	Name:	Michael F. Foust
	Title:	Authorized Signatory

MEZZANINE LENDER:

GERMAN AMERICAN CAPITAL CORPORATION,
a Maryland corporation

By:	/s/
Name:	Donald S. Belanger
Title:	Vice President

By:	/s/
Name:	MICHAEL P. HART
Title:	Authorized Signatory

STATE OF CALIFORNIA	)
) ss.
COUNTY OF SAN MATEO	)

On this 7th day of November, 2003, before me, the undersigned, a Notary Public in and for said state, personally appeared MICHAEL F. FOUST, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person, or the entities upon behalf of which the person acted, executed the instrument.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ FRANCHESKA G. HARTIN
Notary Public
NOTARIAL SEAL	My Commission Expires: August 12, 2007

FRANCHESKA G. HARTIN

COMM. # 1434728

NOTARY PUBLIC-CALIFORNIA

ALAMEDA COUNTY

COMM. EXP. AUG. 12, 2007